UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
Filed by the Registrant ☒     Filed by a Party other than the Registrant  ☐
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☒ Preliminary Proxy Statement
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☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material under §240.14a-12
TCP International Holdings Ltd.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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PRELIMINARY PROXY MATERIALS - SUBJECT TO COMPLETION
TCP INTERNATIONAL HOLDINGS LTD.
325 Campus Drive, Aurora, Ohio 44202
NOTICE OF AND INVITATION TO ATTEND THE EXTRAORDINARY GENERAL MEETING
OF SHAREHOLDERS TO BE HELD ON OCTOBER 16, 2017
An Extraordinary General Meeting of Shareholders of TCP International Holdings Ltd. will be held at our offices at 325 Campus Drive, Aurora, Ohio 44202 on October 16, 2017, at 11:00 a.m., Eastern Daylight Time. Except as the context otherwise requires, “TCP,” “we”, “our Company” and “us,” as used in the attached proxy statement, refers to TCP International Holdings Ltd.
Agenda of the Extraordinary General Meeting:

1.Election of Swiss Independent Auditor

The Board of Directors proposes that BDO Ltd, Zurich, Switzerland, be elected as our Swiss independent auditor for 2016 and 2017.

2.Taking note of the resignations of Ellis Yan and Zhaoling Yan effective on February 1, 2017.

The Board of Directors proposes that the Extraordinary General Meeting takes note of the resignations of Ellis Yan and Zhaoling Yan as directors of the Company with effect as of February 1, 2017.
All holders of our common shares that are registered in our share register with voting rights at the close of business on September 26, 2017 are entitled to vote at the Extraordinary General Meeting and any postponements of the meeting. The attached proxy statement and the accompanying proxy card(s) are being sent to shareholders on or about September 29, 2017. Notice of the Extraordinary General Meeting will also be published in the Swiss Official Gazette of Commerce.
Please date, sign and return the enclosed proxy card(s) in the enclosed envelope as promptly as possible or, if you hold your shares through an intermediary such as a bank, broker or other nominee, vote your shares by following the voting instructions you receive from your bank, broker or other nominee so that your shares may be represented at the Extraordinary General Meeting and voted in accordance with your wishes.
Admission to the Extraordinary General Meeting will be by admission ticket only. If you are a shareholder whose shares are registered in the share register as entitled to vote and you plan to attend the meeting, please check the appropriate box on the proxy card. In all cases, retain the top portion of the proxy card as your admission ticket to the Extraordinary General Meeting. If you are a shareholder whose shares are held through an intermediary, such as a bank, broker or other nominee, please follow the instructions in the attached proxy statement to obtain an admission ticket.

By Order of the Board of Directors

/s/ Brian Catlett
Brian Catlett Chief Executive Officer September , 2017

Your vote is important. Whether or not you expect to attend the Extraordinary General Meeting, please promptly return your signed proxy card in the enclosed envelope. If you hold shares through an intermediary such as a bank, broker or other nominee promptly direct the voting of your shares by telephone or internet or any other method described in the instructions you receive from your broker.

PRELIMINARY PROXY MATERIALS - SUBJECT TO COMPLETION
EXTRAORDINARY GENERAL MEETING PROXY SUMMARY
This summary highlights information contained in this Proxy Statement. It does not contain all information that you should consider, and you should read the entire Proxy Statement carefully before voting.

• Time and Date	11:00 a.m., Eastern Daylight Time, October 16, 2017
• Place	325 Campus Drive Aurora, Ohio 44202
• Record Date	September 26, 2017
• Voting	Shareholders who are registered as shareholders with voting rights as of the Record Date are entitled to vote.
• Quorum	Presence at the Extraordinary General Meeting, in person or by proxy, of shareholders holding at least 1/3 of our shares registered with voting rights.
• Requisite Vote on Agenda Items
Assuming there is a quorum at the meeting:
•    The approval of Agenda Item 1 requires the affirmative vote of at least an absolute majority of the shares represented at the Extraordinary General Meeting.
•  Agenda Item 2 does not require an affirmative vote, but does require the formal taking of note of the item at the meeting.

• Entry
Admission to the Extraordinary General Meeting will be by admission ticket only.
•    The top portion of the enclosed proxy card is the admission ticket for shareholders of record entitled to vote.
•    Beneficial owners with shares held through an intermediary, such as a bank, broker or other nominee, should request admission tickets by writing to TCP International Holdings, Ltd., 325 Campus Drive, Aurora, Ohio 44202, United States, Attention: Chief Financial Officer and include proof of beneficial share ownership, such as a copy of a bank or brokerage firm account statement or a letter from the broker, trustee, bank or nominee holding such shares, confirming beneficial ownership of such shares as of the Record Date.

PRELIMINARY PROXY MATERIALS - SUBJECT TO COMPLETION
TCP INTERNATIONAL HOLDINGS LTD.
325 Campus Drive, Aurora, Ohio 44202
PROXY STATEMENT
For the Extraordinary General Meeting of Shareholders to be held on October 16, 2017
This proxy statement is being furnished to our shareholders in connection with the solicitation by the board of directors of TCP International Holdings Ltd. (the "Company") of proxies to be voted by the independent proxy at the Extraordinary General Meeting of Shareholders to be held on October 16, 2017 (which we refer to as the “Extraordinary General Meeting”), and any postponements thereof, at the time and place and for the purposes set forth in the accompanying Notice of and Invitation to Attend the Extraordinary General Meeting of Shareholders. This proxy statement and the accompanying proxy card are being sent to shareholders on or about September 29, 2017. If you own registered shares, please date, sign and return all proxy cards to ensure that all of your shares are represented at the Extraordinary General Meeting.
If your shares are registered in our share register in your name, you may vote by written proxy or in person (including through a legal representative authorized by a written power of attorney) at the Extraordinary General Meeting.
Shares represented by valid proxies will be voted in accordance with the instructions provided by the proxies. You may revoke your proxy by signing another proxy card with a later date and returning it to us prior to the Extraordinary General Meeting or attending the meeting in person and casting a ballot.
Our board of directors has fixed the close of business on September 26, 2017 as the record date for determination of shareholders entitled to vote at the Extraordinary General Meeting and any postponements thereof. There were shares registered with voting rights outstanding as of September 26, 2017.
Admission to the Extraordinary General Meeting will be by admission ticket only.   For shareholders of record entitled to vote, the top portion of the enclosed proxy card is your admission ticket. Beneficial owners with shares held through an intermediary, such as a bank, broker or other nominee, should request admission tickets by writing to TCP International Holdings Ltd., 325 Campus Drive, Aurora, Ohio 44202, United States, Attention: Chief Financial Officer, and include proof of beneficial share ownership, such as a copy of a bank or brokerage firm account statement or a letter from the broker, trustee, bank or nominee holding your shares, confirming your beneficial ownership of such shares as of the record date of September 26, 2017.
Important Notice Regarding the Availability of Proxy Statement for the Extraordinary General Meeting of Shareholders to be held on October 16, 2017. This proxy statement and our other SEC filings are available at: http\\ www.tcpi.com.

THE EXTRAORDINARY GENERAL MEETING
Time, Date and Place
The Extraordinary General Meeting will be held at 11:00 a.m., Eastern Daylight Time on October 16, 2017 at our offices on 325 Campus Drive, Aurora, Ohio 44202.
Who Can Vote
Shareholders who are registered as shareholders with voting rights at the close of business on September 26, 2017, as shown in our share register, are entitled to vote, or to grant proxies to vote, at the Extraordinary General Meeting. If you acquire shares after the record date, you will not be entitled to vote those shares.
Under our Articles of Association (as amended), only shareholders who are shareholders registered with voting rights in our share register are entitled to vote. If you hold your shares in street name, you can direct your bank, broker, other nominee or other shareholder of record how to vote your shares as described below.
Shareholders of Record and Beneficial Owners
If your shares are registered directly in our share register in your name, you are considered to be the “shareholder of record” for those shares. The Notice of and Invitation to Attend the Extraordinary General Meeting of Shareholders, proxy statement and proxy card documents have been sent directly to you by us.
If your shares are held in street name in a stock brokerage account or by a bank or other shareholder of record, you are considered the “beneficial owner” of shares held in street name. The Notice of and Invitation to Attend the Extraordinary General Meeting of Shareholders, proxy statement and proxy card documents have been forwarded to you by your bank, broker, other nominee or other shareholder of record. As the beneficial owner, you have the right to direct your bank, broker, other nominee or other holder of record on how to vote your shares by using the voting instruction card included in the mailing or by following their instructions for voting. It is then up to your bank, broker, other nominee or other holder of record to make sure your shares are represented and voted at the Extraordinary General Meeting.
Quorum
Our Articles of Association require the presence of a quorum for the Extraordinary General Meeting. The presence at the Extraordinary General Meeting, in person or by proxy, of shareholders holding at least 1/3 of our shares registered with voting rights will constitute a quorum. Abstentions and uninstructed shares will be counted as present for purposes of determining the presence or absence of a quorum at the Extraordinary General Meeting.
Proxies
A proxy card is being sent to each of our shareholders of record entitled to vote who held shares as of the record date. Shareholders of record who are entitled to vote can grant a proxy to vote on the agenda items presented by completing a proxy card and returning it by mail as explained in the next section entitled “How You Can Vote; Requisite Vote.”
If you hold shares in street name through an intermediary, such as a bank, broker or other nominee, you will receive voting instructions from that firm. Your bank, broker, other nominee or other shareholder of record may allow you to direct the voting of your shares by methods other than by mail, including by Internet or telephone. Please check the voting instruction form(s) provided to you by such person to see if they offer Internet or telephone voting.
On June 30, 2015, Proxy Voting Services GmbH was appointed by the Ordinary General Meeting to serve as the independent proxy. On September 15, 2017, Proxy Voting Services GmbH resigned as the independent proxy and Taft Stettinius & Hollister LLP with offices located at 200 Public Square #3500, Cleveland, OH 44114, was appointed by our Board of Directors to act as independent proxy as required under Swiss law. At the Extraordinary General Meeting, Taft Stettinius & Hollister LLP (or, if Taft Stettinius & Hollister LLP is incapable of acting as independent proxy, another independent proxy appointed by our Board of Directors) will act as independent proxy as required under Swiss law.
If you have timely submitted your properly executed proxy card(s), your shares will be voted as indicated. If you have timely submitted your properly executed proxy card(s) but your voting instructions on any of the proposals are not clear, your shares will not be voted.

Taft Stettinius & Hollister LLP, the independent proxy, will vote on each proposal in this proxy statement (and on other matters properly presented for consideration at the Extraordinary General Meeting, if any) as instructed on the proxy card. We are not aware of any matters that are expected to come before the Extraordinary General Meeting other than those described in the Notice of and Invitation to Attend the Extraordinary General Meeting of Shareholders and this proxy statement.
How You Can Vote; Requisite Vote
Each outstanding share registered in our share register as a share with voting rights is entitled to one vote at the Extraordinary General Meeting. Shareholders can vote “for,” “against” or “abstain” on each proposal.
If your shares are registered in our share register in your name, you may vote by written proxy or in person (including through a legal representative authorized by a written power of attorney) at the Extraordinary General Meeting.
Please mark your proxy card, date and sign it, and return it in the enclosed envelope. If you misplaced your business reply envelope, you should mail your proxy card to TCP International Holdings Ltd., 325 Campus Drive, Aurora, Ohio 44202, United States, Attention: Chief Financial Officer. Please date, sign and return all proxy cards that have been mailed to you to ensure that all of your shares are represented at the Extraordinary General Meeting.
If you hold shares through an intermediary such as a bank, broker or nominee, which we refer to collectively as a broker, the broker may generally vote the shares it holds in accordance with instructions received from you. Therefore, please follow the instructions provided by your broker when directing the voting of your shares. If you do not give instructions to your broker, your shares are referred to as “uninstructed shares” or “broker non-votes”. Whether the broker can vote these shares on your behalf depends on the agenda item. The following table summarizes the votes required to pass each agenda item and the effect of abstentions and uninstructed shares held by an intermediary subject to the U.S. Securities and Exchange Commission (the “SEC”) rules regarding uninstructed shares:

Agenda Item		Votes Required for Approval	Abstentions	Uninstructed shares
1	Election of Swiss Independent Auditor	Absolute majority of shares represented	Counted as a vote opposed to the Item	Not voted
2	Taking note of the resignations of Ellis and Zhaoling Yan on February 1, 2017	Not Applicable	Not Applicable	Not Applicable
Revocation of Proxy
If you appoint a proxy, you may revoke that proxy at any time before it is voted at the Extraordinary General Meeting. You may do this by signing another proxy card with a later date and returning it to TCP International Holdings Ltd., 325 Campus Drive, Aurora, Ohio 44202, United States, Attention: Chief Financial Officer, prior to the meeting or attending the meeting in person and casting a ballot or by appointing a representative to cast a ballot at the meeting. If you hold your shares in the name of a bank, broker or other nominee, please follow the instructions provided by your bank, broker or nominee in revoking any previously granted proxy.
Solicitation of Proxies
We will bear the expense of preparing, printing and mailing this proxy statement and the accompanying material. Solicitation of individual shareholders may be made by mail, personal interviews, telephone, facsimile, email or other telecommunications by our officers and regular employees who will receive no additional compensation for such activities.

AGENDA ITEM 1—ELECTION OF SWISS INDEPENDENT AUDITOR
Under Swiss law, our shareholders must elect an independent auditor for certain tasks, including the audit of our consolidated financial statements as well as our statutory financial statements. Such independent auditor must be registered with the commercial register in Switzerland and admitted by the Federal Auditor Supervisory Board of Switzerland. Our prior Swiss independent auditor, KPMG AG, Zug, Switzerland, has resigned. Therefore our Audit Committee has recommended that our Board of Directors propose, and our Board so proposes that BDO Ltd, Zurich, Switzerland, be elected as our Swiss independent auditors for the years ending December 31, 2016 and 2017. A representative of BDO USA, LLP ("BDO") will attend the Extraordinary General Meeting and will be available to respond to appropriate questions and to make a statement if he or she so desires.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF BDO LTD AS
OUR SWISS INDEPENDENT AUDITOR FOR THE YEARS ENDING DECEMBER 31, 2016 AND 2017.

Appointment of Independent Registered Public Accounting Firm
If the election of BDO Ltd. as our Swiss independent auditor is approved by our shareholders, the Audit Committee intends to appoint BDO to serve as our independent registered public accounting firm for the years ending December 31, 2016 and 2017. BDO USA, LLP is the U.S. independent member firm and BDO Ltd. is the Swiss independent member firm of BDO International Limited. If appointed, BDO will be engaged to conduct an audit of our consolidated financial statements, which will be included in our Annual Report on Form 10-K for the years ending December 31, 2016 and December 31, 2017. If BDO is appointed as our independent registered public accounting firm, we will disclose the appointment on a Current Report on Form 8-K filed with the SEC.

Independent Registered Public Accounting Firm Resignation and Engagement

On February 14, 2017, we received notification from KPMG LLP (“KPMG”), which was our independent registered public accounting firm, advising us of KPMG’s resignation as our independent registered public accounting firm upon completion of their audit of our financial statements for the year ended December 31, 2015, and the issuance of their report thereon. KPMG will not issue their audit report for the year ended December 31, 2015, until the completion of the audit of the Company's financial statements as of and for the year ended December 31, 2016, by a successor independent registered public accounting firm.

The audit reports of KPMG on our consolidated financial statements as of and for the years ended December 31, 2014, and 2013, did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles. KPMG has not issued any report on our financial statements for the fiscal years ended December 31, 2015 or 2016. During our two most recent fiscal years, and the subsequent interim period through February 14, 2017, there were (1) no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of KPMG would have caused KPMG to make reference thereto in KPMG’s reports on the financial statements for such years; and (2) no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K, except for the matters set forth herein. We will authorize KPMG to respond fully to the inquiries of the successor independent registered public accounting firm.

As previously reported in our Current Report on Form 8-K, dated November 5, 2015, and in our subsequent Exchange Act filings and press releases, we have been unable to complete the filing of our Annual Reports on Form 10-K for the years ended December 31, 2015 and December 31, 2016, or our Quarterly Reports on Form 10-Q for the quarters ended September 30, 2015, March 31, 2016, June 30, 2016, September 30, 2016, March 31, 2017 and June 30, 2017 due to delays caused by our Audit Committee investigation. The Audit Committee of our Board of Directors conducted an internal investigation into certain payments made by our former Chairman, Ellis Yan, his violation of his separation agreement, and potential related party transactions involving our former Vice Chairman, Zhaoling Yan.

We concluded that certain actions of Ellis and Zhaoling Yan identified in the Audit Committee investigation resulted in a material weakness in the effectiveness of our internal control over financial reporting. During the course of its engagement, KPMG expressed to our management and the Audit Committee its concern that the actions of the Ellis and Zhaoling Yan resulted in an inappropriate tone at the top. To address the material weakness, we have been pursuing a remediation plan, part of which has included the previously announced resignations of Ellis and Zhaoling Yan as directors and officers of the Company and the naming of a new Senior Vice President of Operations to oversee our manufacturing facilities in China and our international supply chain.

The foregoing disclosure was substantially included in our Current Report on Form 8-K dated February 21, 2017, prior to which we provided KPMG with a copy of the disclosures required by Item 304(a) of Regulation S-K contained in that Current Report on Form 8-K and requested that KPMG furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether KPMG agrees with the statements made by us in that Current Report on Form 8-K and, if not, stating the respects in which it does not agree. A copy of KPMG’s letter, dated February 21, 2017, is filed as Exhibit 16.1 to that Current Report on Form 8-K.

Principal Accountant Fees and Services

The following table presents fees for audit services rendered by KPMG for the audit of our financial statements for the years ended December 31, 2015 and 2016, and the fees for other services rendered by KPMG during those periods. The audit for 2015 has not yet been completed and only preliminary work on the 2016 audit was started but work ceased due to the resignation.

	2016	2015
Audit Fees (1)	$365,243	$2,511,853
Tax Fees (2)	19,611	83,575
All Other Fees (3)	—	1,766
Total	$384,854	$2,596,923

(1)	Fees for audit services billed for 2016 and 2015 consisted of the audit of the annual financial statements; reviews of the quarterly financial statements; and statutory and regulatory audits.
(2)	Fees for tax services billed in 2016 and 2015 consisted of assistance with tax planning and compliance in certain foreign jurisdictions.
(3)	Fees for all other services consisted of subscription fees to accounting and financial reporting research software.
Policy on Audit Committee Pre-Approval of Services Performed by Our Independent Registered Public Accounting Firm

Consistent with SEC policies regarding auditor independence, our Audit Committee has responsibility for appointing, approving the compensation of, and overseeing the work of our independent registered public accounting firm. In recognition of this responsibility, our Audit Committee has established a policy to review and approve in advance any services provided by the Company’s independent registered public accounting firm, as described in the charter of our Audit Committee. If an independent registered public accounting firm is appointed, the Audit Committee will pre-approve the cost of the audits of 2016 and 2017 that our independent registered public accounting firm would perform for the Company in 2017 and 2018.

AGENDA ITEM 2— TAKING NOTE OF THE RESIGNATIONS OF ELLIS AND ZHAOLING YAN

Ellis Yan and Zhaoling Yan resigned as members of the Board of Directors of the Company with effect as of February 1, 2017. They are still registered in the commercial register of the Canton of Zug as directors of the Company. Under Swiss law, when the originals of the resignation letters cannot be produced to the commercial register, the deletion of Ellis and Zhaoling Yan in the commercial register only can be effected if the Extraordinary General Meeting formally takes notice of their resignations.

THEREFORE, OUR BOARD OF DIRECTORS RECOMMENDS THAT THE EXTRAORDINARY GENERAL
MEETING TAKES NOTE OF THE RESIGNATIONS OF ELLIS YAN AND ZHAOLING YAN AS MEMBERS OF
THE BOARD OF DIRECTORS WITH EFFECT AS OF FEBRUARY 1, 2017.

OTHER MATTERS
Ownership of Shares by Directors, Director Nominees and Executive Officers
The following table sets forth information regarding the beneficial ownership of our common shares as of September 7, 2017 by:

•	each person or group of affiliated persons that we know beneficially owns more than 5% of our outstanding common shares;

•	each of our members of senior management;

•	each of our directors; and

•	all of our directors and senior management as a group.
Beneficial ownership of shares is determined in accordance with the rules of the SEC and generally includes any shares over which a person exercises sole or shared voting or investment power. Common shares that are subject to warrants or stock options that are presently exercisable or exercisable within 60 days of September 7, 2017, are deemed to be outstanding and beneficially owned by the person holding the warrants or stock options for the purpose of computing the percentage ownership of that person, but are not treated as outstanding for the purpose of computing the percentage of any other person. Percentage ownership is based on 29,242,603 common shares outstanding on September 7, 2017.
Except as indicated in the footnotes to this table, each shareholder in the table has sole voting and investment power over our common shares shown as beneficially owned by it. Those shareholders that own 5% or more of our outstanding common shares do not have different voting rights from our other shareholders.

Name	Common Shares Beneficially Owned
	Number	Percent
Non-Management Shareholders:
Ellis Yan (1)	11,561,191	39.6%
Cherry Plus, Ltd. (1)	6,822,632	23.3%
Zhaoling Yan (1)	6,822,632	23.3%
Lillian Yan Irrevocable Stock Trust (2)	2,249,607	7.7%

Senior Management and Directors:
Brian Catlett (3)	331,097	1.1%
Zachary Guzy (3)	29,421	*
Ralph Della Rata (3)	9,200	*
Eric Peterson (3)	10,332	*
George Strickler (3)	12,223	*
C. Lee Thomas (3)	10,000	*

All directors and senior management as a group (6 members)	402,273	1.4%
`

*     Represents less than 1% of common shares outstanding

(1)    Based on a Schedule 13D filed with the SEC on January 22, 2016, jointly on behalf of Ellis Yan, Zhaoling Yan, Cherry Plus Limited, and the David Yan’s Trust established by a deed of settlement dated June 16, 2014. The mailing address for each shareholder is c/o Ira Kaplan, Benesh, Friedlander, Coplan & Aronoff LLP, 200 Public Square, Suite 2300, Cleveland, OH 44114. All 6,822,632 common shares beneficially owned by Zhaoling Yan are held by Cherry Plus Limited. Cherry Plus Limited is controlled by David Yan’s Trust, a trust formed for the benefit of David Yan, who is the son of Zhaoling Yan. Based on the Schedule 13D, each of Zhaoling Yan, David Yan’s Trust and Cherry Plus Limited may be deemed to be beneficial owners of, and have shared voting and dispositive power with respect to, 6,822,632 common shares held by Cherry Plus Limited.

(2)    Lillian Yan is the beneficiary of the trust and is the daughter of Ellis Yan. The trust’s address is c/o Ira Kaplan, Benesh, Friedlander, Coplan & Aronoff LLP, 200 Public Square, Ste. 2300, Cleveland, Ohio 44114.

(3)    The mailing address for this director or officer is c/o TCP International Holdings Ltd., 325 Campus Drive, Aurora, Ohio 44202, United States.

As of September 7, 2017 13,810,798 of our outstanding common shares are held by two record holders in the United States, representing 47.3% of our total outstanding shares.

Householding
The SEC permits a single proxy statement to be sent to any household at which two or more shareholders reside if they appear to be members of the same family. Each shareholder continues to receive a separate proxy card. This procedure, referred to as "householding," reduces the volume of duplicate information that shareholders receive and reduces mailing and printing expenses. A number of brokerage firms have instituted householding.
As a result, if you hold your shares through a broker and you reside at an address at which two or more shareholders reside, you will likely be receiving only one proxy statement unless any shareholder at that address has given the broker contrary instructions. However, if any such beneficial shareholder residing at such an address wishes to receive a separate proxy statement in the future, or if any such beneficial shareholder that elected to continue to receive separate proxy statements wishes to receive a single proxy statement in the future, that shareholder should contact their broker or send a request to TCP International Holdings Ltd., 325 Campus Drive, Aurora, Ohio 44202, United States, telephone number 1-330-954-7689, Attention: Chief Financial Officer. We will deliver, promptly upon written or oral request, a separate copy of this proxy statement to a beneficial shareholder at a shared address to which a single copy of the document was delivered
Other Matters
Our Board of Directors is not aware of any matters that are expected to come before the Extraordinary General Meeting other than those described in this proxy statement and the Notice of and Invitation to Attend the Extraordinary General Meeting of shareholders. If other matters should properly come before the meeting, the independent proxy will vote the proxies in accordance with the instructions received. In the absence of instructions, the respective shares will not be voted.
Shareholder Proposals
Because audits of our 2015 and 2016 consolidated financial statements have not been completed, we have been unable to call and hold an ordinary general meeting of shareholders since 2015. We intend to call and hold an ordinary general meeting of shareholders as promptly as practicable after completing the filing of our delinquent periodic reports with the SEC. When we schedule an ordinary general meeting of shareholders, we will provide notice of the date fixed for the meeting, as well as the deadline for submitting shareholder proposals for such meeting to be included in our proxy statement. To be considered eligible for inclusion in our proxy statement, a proposal must conform to the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended.

By Order of the Board of Directors

/s/ Brian Catlett
Brian Catlett Chief Executive Officer September , 2017

ADMISSION TICKET
If you choose to attend the TCP International Holdings Ltd. Extraordinary General Meeting of Shareholders on October 16, 2017 at 11:00 a.m., Eastern Daylight Time, at our offices 325 Campus Drive, Aurora, Ohio 44202, in person, please mark the appropriate box on the proxy card, sign and date the proxy card and return it in the enclosed postage pre-paid envelope arriving no later than prior to the start of the Extraordinary General Meeting. In addition, present this admission ticket, together with proof of identification, for admission to the meeting. If you have several admission tickets, please present all of them for validation at the meeting.
You must Separate This Admission Ticket Before Returning the Proxy Card in the Enclosed Envelope

THIS TICKET IS NOT TRANSFERABLE
LEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE
PROXY - TCP INTERNATIONAL HOLDINGS LTD. SOLICITED BY THE BOARD OF DIRECTORS TO BE VOTED BY THE INDEPENDENT PROXY FOR THE EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS TO BE HELD OCTOBER 16, 2017, 11:00 A.M. EASTEN DAYLIGHT, AT OUR OFFICES AT 325 CAMPUS DRIVE AURORA, OHIO 44202.
Important Notice Regarding the Availability of Proxy Materials for the Extraordinary General Meeting: The Notice and Proxy Statement is available at www.proxyvote.com.
TCP INTERNATIONAL HOLDINGS LTD.
PROXY EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS
To be held on October 16, 2017
If the undersigned shareholder signs this proxy card without providing direction herein regarding the voting of shares the Independent Proxy (or the substitute proxy appointed by the Board of Directors if the Independent Proxy is incapable of acting) will vote the shares represented by this proxy (i) FOR the recommendations of the Board of Directors with regard to Agenda Item 1, and (ii) in accordance with the position of the Board of Directors in case of new or amended Proposals to announced Agenda items as well as new Agenda Items (provided such new Agenda Items are permissible according to article 700 para 3 of the Swiss Code of Obligations).
If you wish to provide the Independent Proxy (or the substitute proxy appointed by the Board of Directors if the Independent Proxy is incapable of acting) with explicit instructions ( i.e. , (i) explicit instructions with regard to Agenda Item 1, as announced in this proxy card, or (ii) general instructions with regard to new or amended Proposals to announced Agenda Items and with regard to new Agenda Items), please mark the respective box(es) on the reverse side of this proxy.
The shares represented by this proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. This Proxy Card, once duly signed, remains valid until revoked by the undersigned. It remains valid for any postponements of the Extraordinary General Meeting or any agenda items thereof.
Continued and to be signed on reverse side

TCP INTERNATIONAL HOLDINGS LTD. / TCPI
The board of directors recommends a vote “FOR” the following Proposal.

1. Election of BDO Ltd. as Swiss Independent Auditor	FOR ☐	AGAINST ☐	ABSTAIN ☐
General instructions for the Independent Proxy in case of new or amended Proposals to Agenda Items that have been pre-announced and to new Agenda Items pursuant to article 700 para 3 of the Swiss Code of Obligations:

2.
If new or amended Proposals, as well as new Agenda Items according to article 700 para 3 of the Swiss Code of Obligations, are put before the meeting, by marking the box to the right, I hereby instruct the Independent Proxy (or the substitute proxy appointed by the board of directors if the Independent Proxy is incapable of acting) to vote as follows:
	In accordance with the position of the Board of Directors ☐	Against new/amended Proposals or Agenda Items ☐	Abstain ☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [Please sign within box]	Date	Signature [joint owner]	Date